Exhibit 99.1

FOR IMMEDIATE RELEASE

Peregrine Systems® Announces Financial Results for Fiscal 2005 Third Quarter Ended Dec. 31, 2004

SAN DIEGO, April 29, 2005—Peregrine Systems, Inc. (OTC: PRGN), a leading provider of enterprise asset and service management solutions, today filed its quarterly report on Form 10-Q, which includes financial results for the fiscal 2005 third quarter ended Dec. 31, 2004, with the U.S. Securities and Exchange Commission (SEC).

In accordance with generally accepted accounting principles (GAAP), Peregrine adopted fresh-start reporting during the fiscal 2004 second quarter ended Sept. 30, 2003 as a result of its emergence from Chapter 11 reorganization proceedings in August 2003. Therefore, Peregrine’s financial results after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company. Peregrine adopted fresh-start reporting and adjusted the carrying value of its assets and liabilities to their fair value, effective July 18, 2003, the date the company’s plan of reorganization was confirmed. As a result, the company re-valued its balance sheet in the fiscal 2004 second quarter.

For the fiscal 2005 third quarter, results of operations are reported for the three and nine months ended Dec. 31, 2004, the three months ended Dec. 31, 2003, and the 166 days ended Dec. 31, 2003 for the successor company, and the 109 days ended July 18, 2003 for the predecessor company.

GAAP Financial Results and Highlights:

License revenue for the three and nine months ended Dec. 31, 2004, the three months ended Dec. 31, 2003 and the 166 days ended Dec. 31, 2003 does not include any revenue from license transactions initiated prior to fiscal 2003. License revenue for the 109 days ended July 18, 2003 included $5.6 million for transactions entered into prior to fiscal 2003 but for which revenue was first recognizable in that period.

•       Total revenue for the successor company for the three months ended Dec. 31, 2004 and 2003 was $55.2 million and $44.7 million, respectively. For the nine months ended Dec. 31, 2004 and the 166 days ended Dec. 31, 2003, total revenue for the successor company was $143.3 million and $79.9 million, respectively. Revenue for the predecessor company for the 109 days ended July 18, 2003 was $48.7 million. The $48.7 million included approximately $5.6 million attributable to transactions initiated prior to fiscal 2003, but for which the revenue recognition criteria were not fully met until the later period.

•       License revenue for the successor company for the three months ended Dec. 31, 2004 and 2003 was $22.3 million and $17.2 million, respectively. For the nine months ended Dec. 31, 2004 and the 166 days ended Dec. 31, 2003, license revenue for the successor company totaled $49.0 million and $31.3 million, respectively. License revenue for the predecessor company for the 109 days ended July 18, 2003, was $13.5 million. The $13.5 million included $5.6 million attributable to transactions initiated prior to fiscal 2003, but for which the revenue recognition criteria were not fully met until the later period.

•       For the three months ended Dec. 31, 2004, the successor company’s net income was $1.9 million, or $0.13 per diluted share, on 15.2 million shares outstanding. For the three months ended Dec. 31, 2003, the successor company’s net loss was $6.4 million, or $0.43 per share, on 15.0 million shares outstanding. For the nine months ended Dec. 31, 2004, the successor company’s net loss was $17.0 million, or $1.13 per share, on 15.0 million shares outstanding. For the 109 days ended July 18, 2003, the predecessor company’s net income was $374.2 million, or $1.82 per diluted share, on 208.3 million shares outstanding.

As of March 31, 2005, the successor company’s cash and cash equivalents, excluding restricted cash, was approximately $85.1 million. The non-trade debt, including accrued interest, totaled $47.2 million and consisted of senior notes and non-interest bearing notes issued to satisfy pre-petition debt.

Non-GAAP Pro Forma Combined Financial Results:

•       Peregrine realized non-GAAP pro forma net income of $8.1 million, or $0.53 per share, for the three months ended Dec. 31, 2004, compared with non-GAAP pro forma net income of $1.2 million, or $0.08 per share, for the three months ended Dec. 31, 2003. The company realized non-GAAP pro forma net income of $2.0 million, or $0.13 per share, for the nine months ended Dec. 31, 2004, compared with a non-GAAP pro forma combined net loss of $1.6 million, or $0.10 per share, for the nine months ended Dec. 31, 2003. The non-GAAP pro forma results exclude charges for amortization of intangibles, restructuring and bankruptcy reorganization.

The company has reconciled the non-GAAP pro forma net income (loss) to GAAP net income (loss) in a table accompanying this press release. The pro forma net income (loss) is not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Peregrine uses non-GAAP pro forma information in analyzing financial results because Peregrine’s management believes that it provides meaningful information regarding the company’s operating performance and facilitates management’s internal comparisons of the company’s historical and current operating results and to the operating results of other companies. The company believes that non-GAAP pro forma information is useful to investors because it allows for greater transparency of the company’s operating performance.

Management Commentary

“The financial results for the third quarter of fiscal 2005 demonstrate steady progress in growing our core business, the centerpiece of our strategy in fiscal 2005,” said John Mutch, Peregrine’s president and CEO. “For the third consecutive quarter, our pro forma license revenue grew, largely as a result of existing customers’ demand for our industry-leading IT asset and service management software. During the last three quarters, we believe we have created a strong foundation for future success as we strengthened our base of loyal customers, delivered pragmatic solutions to the marketplace and accelerated growth through strategic alliances. We will continue to work diligently to keep our shareholders updated on the state of our business”

About Peregrine Systems

Peregrine Systems, Inc. develops enterprise solutions that enable organizations to address specific business problems and evolve their IT service and asset management practices for reduced costs, improved productivity and service, and lower risk. The company’s IT asset and service management software solutions include: Asset Tracking, Expense Control, Process Automation, Asset Optimization, Service Establishment, Service Control, Service Alignment and Service Optimization. These solutions make it possible for IT organizations to maintain a changing IT infrastructure, manage their relationships with end-users and service providers, and gain greater visibility into how their IT investments are performing. The Peregrine Evolution Model provides a roadmap for companies that want to systematically evolve the sophistication and effectiveness of their IT operating practices.

Founded in 1981, Peregrine has sustained a longstanding tradition of delivering solutions with superior functionality to a broad segment of the global enterprise customer market. Headquartered in San Diego, Calif., the company conducts business from offices in the Americas, Europe and Asia Pacific. For more information, please visit: www.peregrine.com.

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Peregrine Systems is a registered trademark of Peregrine Systems, Inc. or its affiliates. All other marks are the property of their respective owners.

Risk Factors

The company has significant deficiencies, including material weaknesses, in its internal control over financial reporting. Given these deficiencies, the company cannot assure you that it will remain current in filing its financial reports. For further information regarding risks and uncertainties associated with our business, please refer to the risk factors described in the company’s Form 10-K annual report for the fiscal year ended March 31, 2004, and to subsequently filed quarterly reports on Form 10-Q and our other filings with the SEC. The company believes trading in its securities at this time is highly speculative and involves a high degree of risk.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans and intentions of the company. These statements relate to expectations about future events or results and are based upon information available to the company as of today’s date. These forward-looking statements are not guarantees of the future performance of the company and actual events or results may vary materially from the events and results discussed in this press release or in any other forward-looking statements made by or on behalf of the company. The company disclaims any obligation to update or revise any of the forward-looking statements contained herein to reflect future events or developments.

PEREGRINE SYSTEMS, INC.
Total Revenue
(dollars in thousands; unaudited)

The following tables summarize successor company revenue for the three and nine months ended Dec. 31, 2004 and the three months ended Dec. 31, 2003 and pro forma combined revenue for the nine months ended Dec. 31, 2003:

Three Months

	Successor Company Three Months Ended	Successor Company Three Months Ended	Change
	Dec. 31, 2004	Dec. 31, 2003	Amount	Percent
Total revenue	$55,231	$44,713	$10,518	24%

Nine months

	Successor Company(1) Nine months Ended	Successor Company(1) 166 days Ended	Predecessor Company(1) 109 Days Ended	Pro Forma Combined(2) Nine Months Ended	Change
	Dec. 31, 2004	Dec. 31, 2003	July 18, 2003	Dec. 31, 2003	Amount	Percent
Total Revenue
New	$143,339	$79,933	$43,060	$122,993	$20,346	17%
Pre-fiscal 2003 transactions	—	—	5,595	5,595	(5,595)	(100)%
Total	$143,339	$79,933	$48,655	$128,588	$14,751	11%

Notes:

(1)          Peregrine’s financial results for periods after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

(2)          Pro forma combined represents the addition of the successor company and predecessor company for the period noted.

PEREGRINE SYSTEMS, INC.
Total License Revenue
(dollars in thousands; unaudited)

The following tables summarize successor company license revenue for the three and nine months ended Dec. 31, 2004 and the three months ended Dec. 31, 2003 and pro forma combined license revenue for the nine months ended Dec. 31, 2003:

Three Months

	Successor Company Three Months Ended	Successor Company Three Months Ended	Change
	Dec. 31, 2004	Dec. 31, 2003	Amount	Percent
Total license revenue	$22,253	$17,229	$5,024	29%

Nine months

	Successor Company(1) Nine months Ended	Successor Company(1) 166 days Ended	Predecessor Company(1) 109 Days Ended	Pro Forma Combined(2) Nine Months Ended	Change
	Dec. 31, 2004	Dec. 31, 2003	July 18, 2003	Dec. 31, 2003	Amount	Percent
Licenses
New	$49,021	$31,281	$7,930	$39,211	$9,810	25%
Pre-fiscal 2003 transactions	—	—	5,595	5,595	(5,595)	(100)%
Total	$49,021	$31,281	$13,525	$44,806	$4,215	9%

Notes:

(1)          Peregrine’s financial results for periods after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

(2)          Pro forma combined represents the addition of the successor company and predecessor company for the period noted.

PEREGRINE SYSTEMS, INC.
Reconciliation of Non-GAAP Pro Forma Combined Net Income (Loss) with GAAP Net Income (Loss)
(in thousands, except per share amounts)

Three Months

	Successor Company Three Months Ended Dec. 31, 2004		Successor Company Three Months Ended Dec. 31, 2003
	Net Income (Loss)	Per Share	Net Income (Loss)	Per Share
Non-GAAP pro-forma net income	$8,102	$0.53	$1,188	$0.08
Amortization of intangibles	(5,810)	(0.38)	(5,754)	(0.38)
Reorganization items, net	(387)	(0.02)	(1,857)	(0.13)
GAAP net income (loss)	$1,905	$0.13	$(6,423)	$(0.43)
Fully Diluted Shares		15,179		15,000

Nine months

	Successor Company(1) Nine months Ended		Successor Company(1) 166 days	Predecessor Company(1) 109 Days	Pro Forma Combined(2) Nine months Ended Dec. 31, 2003
	Dec. 31, 2004		Ended	Ended	Net (Loss)
	Net Loss	Per Share	Dec. 31, 2003	July 18, 2003	Income	Per Share
Non-GAAP pro-forma net income (loss)	$1,972	$0.13	$4,301	$(5,871)	$(1,570)	$(0.10)
Amortization of intangibles	(17,424)	(1.16)	(10,456)	—	(10,456)	(0.70)
Restructuring and other	—	—	—	1,239	1,239	0.08
Reorganization items, net	(1,533)	(0.10)	(5,663)	378,821	373,158	24.88
GAAP net (loss) income (except combined Dec. 31, 2003)	$(16,985)	$(1.13)	$(11,818)	$374,189	$362,371	$24.16
Fully Diluted Shares		15,048	15,000	208,302		15,000	(3)

Notes:

(1)          Peregrine’s financial results for periods after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

(2)          Pro forma combined represents the addition of the successor company and predecessor company for the period noted.

(3)          Fully diluted shares converted based upon recapitalization of the company with 15 million shares on Aug. 7, 2003 retroactively applied to the pro forma combined nine months ended Dec. 31, 2003.

PEREGRINE SYSTEMS, INC.
Condensed Consolidated Balance Sheets
(in thousands, except share data)

	Successor Company
	December 31, 2004	March 31, 2004
ASSETS
Current Assets:
Cash and cash equivalents	$75,149	$105,946
Cash—restricted	4,782	4,654
Marketable securities	8,000	—
Accounts receivable, net of allowance for doubtful accounts	53,752	39,113
Deferred taxes	4,707	4,660
Other current assets	9,638	13,395
Total current assets	156,028	167,768
Property and equipment, net	8,531	7,507
Identifiable intangible assets, net	93,126	108,889
Goodwill	185,701	183,650
Investments and other assets	1,364	4,974
Total assets	$444,750	$472,788
LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$2,859	$6,581
Accrued expenses	78,936	65,454
Current portion of deferred revenue	66,493	69,532
Current portion of notes payable	18,170	22,853
Total current liabilities	166,458	164,420
Non-current Liabilities:
Deferred revenue, net of current portion	5,558	5,646
Notes payable, net of current portion	36,232	46,467
Deferred taxes	5,979	6,644
Total non-current liabilities	47,769	58,757
Contingencies
Stockholders’ Equity
Preferred stock, $0.0001 par value, 5.0 million shares authorized, no shares issued or outstanding	—	—
Common stock, $0.0001 par value, 100.0 million shares authorized, 15.1 million and 15.0 million shares issued and outstanding, respectively	2	2
Additional paid-in capital	271,088	270,004
Subscriptions receivable	(64)	(64)
Accumulated deficit	(34,853)	(17,868)
Accumulated other comprehensive loss	(5,650)	(2,463)
Total stockholders’ equity	230,523	249,611
Total liabilities and stockholders’ equity	$444,750	$472,788

PEREGRINE SYSTEMS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts; unaudited)

	Successor Company
	Three Months Ended December 31, 2004	Three Months Ended December 31, 2003
Revenue:
Licenses	$22,253	$17,229
Maintenance	28,312	24,061
Consulting and training	4,666	3,423
Total revenue	55,231	44,713
Costs and Expenses:
Cost of licenses	442	596
Cost of maintenance	4,826	4,185
Cost of consulting and training	4,885	3,718
Sales and marketing	17,678	13,519
Research and development	7,639	7,077
General and administrative	13,612	11,196
Amortization of intangible assets	5,810	5,754
Total operating costs and expenses	54,892	46,045
Operating income (loss)	339	(1,332)
Foreign currency transaction gains (losses), net	3,728	(540)
Reorganization items, net	(387)	(1,857)
Interest income	384	249
Interest expense	(957)	(1,276)
Other income	250	—
Income (loss) before income taxes	3,357	(4,756)
Income tax expense	(1,452)	(1,667)
Net income (loss)	$1,905	$(6,423)
Net income (loss) per share, basic:
Net income (loss) per share	$0.13	$(0.43)
Basic shares used in computation	15,069	15,000
Net income (loss) per share, diluted:
Net income (loss) per share	$0.13	$(0.43)
Diluted shares used in computation	15,179	15,000

PEREGRINE SYSTEMS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts; unaudited)

	Successor Company(1)		Predecessor
		166 Days	Company(1)
	Nine Months	Ended	109 Days
	Ended	December 31,	Ended
	Dec. 31, 2004	2003	July 18, 2003
Revenue:
Licenses	$49,021	$31,281	$13,525
Maintenance	81,864	41,853	29,176
Consulting and training	12,454	6,799	5,954
Total revenue	143,339	79,933	48,655
Costs and Expenses:
Cost of licenses	1,164	906	706
Cost of maintenance	13,804	7,626	5,152
Cost of consulting and training	13,180	7,089	5,289
Sales and marketing	49,535	22,889	14,588
Research and development	21,971	12,994	8,908
General and administrative	38,623	19,411	13,953
Amortization of intangible assets	17,424	10,456	—
Restructuring and other	—	—	(1,239)
Total operating costs and expenses	155,701	81,371	47,357
Operating (loss) income from continuing operations	(12,362)	(1,438)	1,298
Foreign currency transaction gains(losses), net	2,732	(226)	(998)
Reorganization items, net	(1,533)	(5,663)	378,821
Interest income	966	623	618
Interest expense	(3,214)	(2,787)	(4,706)
Other income	250	—	—
(Loss) income from continuing operations before income taxes	(13,161)	(9,491)	375,033
Income tax expense on continuing operations	(3,824)	(2,327)	(1,096)
(Loss) income from continuing operations	(16,985)	(11,818)	373,937
Income from discontinued operations, net of income taxes	—	—	252
Net (loss) income	$(16,985)	$(11,818)	$374,189
Net (loss) income per share, basic:
(Loss) income per share from continuing operations	$(1.13)	$(0.79)	$1.91
Income per share from discontinued operations	—	—	—
Net (loss) income per share	$(1.13)	$(0.79)	$1.91
Basic shares used in computation	15,048	15,000	195,654
Net (loss) income per share, diluted:
(Loss) income per share from continuing operations	$(1.13)	$(0.79)	$1.82
Income per share from discontinued operations	—	—	—
Net (loss) income per share	$(1.13)	$(0.79)	$1.82
Diluted shares used in computation	15,048	15,000	208,302

Note:

(1)    Peregrine’s financial results for periods after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported for prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.